UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2007

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On Friday, December 28, 2007, the Federal Home Loan Bank of Seattle (the "Seattle Bank") issued a Member News regarding the suspension of the general use of the Seattle Bank's excess stock pool effective December 31, 2007. This suspension of the excess stock pool is to allow members with remaining excess stock to use their stock to support new borrowings. The full text of the Members News is incorporated herein and included as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Member News dated December 28, 2007, issued by the Federal Home Loan Bank of Seattle.

Signature(s)

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: December 28, 2007	By: /s/ Christina Gehrke
Christina Gehrke Senior Vice President, Chief Administrative Officer, and Corporate Secretary

Exhibit Index

Exhibit No. Description

99.1 Member News dated December 28, 2007, issued by the Federal Home Loan
Bank of Seattle